SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 16,1999

(Date of earliest event reported)

Commission File No.:   333-48943

First Union Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series FUNB 1999-C1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2154872    52-2154874
52-2154873    52-2154857
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On September 16, 1999 a distribution was made to holders of First Union Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series FUNB 1999-C1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series FUNB 1999-C1, relating to the
               September 16, 1999 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Union Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series FUNB 1999-C1


September 27, 1999   by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series FUNB 1999-C1 Trust, relating to the September 16, 1999 distribution